Convertible note (Details) (USD $)	Jun. 16, 2014	Apr. 24, 2014	Feb. 18, 2014
Convertible note
Cash received	$ 42,500	$ 17,000	$ 24,903
Loan proceeds paid directly to service provides	10,500	25,500	22,597
Total face amount	53,000	42,500	47,500
Default amount	0	0	23,750
Total amount	53,000	42,500	71,250
Less: Unamortized discount	0	0	(47,835)
Total convertible note, net	$ 53,000	$ 42,500	$ 23,415